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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): JULY 28, 1999

                               ------------------


                             FRAGRANCENET.COM, INC.
                 (F/K/A NATIONAL CAPITAL MANAGEMENT CORPORATION)
             (Exact name of Registrant as specified in its charter)


          DELAWARE                     0-16819                  94-3054267
(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)


                              2070 DEER PARK AVENUE
                            DEER PARK, NEW YORK 11729
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (516) 242-3205


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


ITEMS 1, 2 AND 5. CHANGES IN CONTROL OF REGISTRANT; ACQUISITION OR DISPOSITION OF ASSETS; OTHER EVENTS.

On July 28, 1999, National Capital Management Corporation (the "Company") entered into an Agreement and Plan of Merger (the "Merger Agreement") by and among the Company, FAC, Inc., a Delaware corporation and wholly-owned subsidiary of the Company ("Merger Sub"), TeleScents, Inc., a New York corporation ("TeleScents"), and Dennis M. Apfel, Jason S. Apfel and Growth Capital Partners, L.L.C. ("Growth Capital"), the holders of all of the outstanding capital stock of TeleScents (the "Shareholders"). Pursuant to the terms of the Merger Agreement, Merger Sub merged with and into TeleScents (the "Merger") in accordance with the provisions of the Delaware General Corporation Law ("DGCL") and the New York Business Corporation Law ("NYBCL") effective as of July 28, 1999 (the "Effective Date"), whereupon the separate corporate existence of Merger Sub ceased and TeleScents continued as the surviving corporation (the "Surviving Corporation"). Pursuant to the Merger Agreement, the Company issued to the Shareholders an aggregate of 4,900,000 shares of the Company's common stock (the Common Stock") and an aggregate of 1,029,514 shares of the Company's Series A Preferred Stock (the "Preferred Stock"). The Preferred Stock is convertible into Common Stock on a 1-for-10 basis at such time as the Certificate of Incorporation of the Company is amended to increase the authorized shares of Common Stock to a number of shares of Common Stock sufficient to effect the conversion. In accordance with the Post-Closing Agreement (defined below), the Company anticipates that the Preferred Stock will be converted into 10,295,140 shares of Common Stock following a meeting of stockholders of the Company to be held as soon as practicable. The Board of Directors of the Company intends to recommend to the stockholders of the Company the adoption of the amendment to the Certificate of Incorporation of the Company to increase the authorized shares of Common Stock to allow for the foregoing conversion. The Preferred Stock carries voting privileges on an "as converted" basis. Accordingly, the Shareholders, in the aggregate, hold approximately 89.55% of the total voting power of the Company's voting stock.

In connection with the Merger, the Company, TeleScents and the Shareholders entered into an Agreement Regarding Certain Closing and Post-Closing Matters (the "Post-Closing Agreement") which provides, among other things, that the Company will hold a meeting of its stockholders as soon as practicable to (i) elect new directors, (ii) amend the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock, (iii) adopt a Stock Option Plan and (iv) ratify the Board of Directors' selection of the independent auditor for the Company for the current fiscal year. The Post-Closing Agreement also provides for the maintenance of an account for payment, among other things, of expenses of the Company incurred prior to the Merger.

As of the Effective Date of the Merger, Jason S. Apfel, the President of TeleScents, will serve as the Chief Executive Officer and President of the Company and the Surviving Corporation and Dennis M. Apfel, the Chief Financial Officer of TeleScents, will serve as the Chief Financial Officer and Secretary of the Company and the Surviving Corporation. As of the Effective Date of the Merger, John C. Shaw, David Faulkner and Herbert J. Jaffe resigned as Directors of the Company, and Jason S. Apfel, Dennis M. Apfel and Philip D. Gunn, who is a principal of Growth Capital, have been appointed to fill the vacancies created by the resignations. James J. Pinto continues to serve on the Board of Directors of the Company. In connection with the Merger, the Company has also changed its name to Frangrancenet.com, Inc. and has changed its ticker symbol to "FRGN".

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial Statements of Business Acquired

         The Company is filing with this Report the audited Financial Statements for TeleScents for the fiscal years ended March 31, 1999 and 1998.

(b)      Pro Forma Financial Information

         The required pro forma financial information will be filed as soon as practicable, but no later than 60 days after the date that this Report must be filed.

(c)      EXHIBITS


         2.1 Agreement and Plan of Merger dated as of July 28, 1999 by and among National Capital Management Corporation, FAC, Inc.,
                  TeleScents, Inc. and Dennis M. Apfel, Jason Apfel, and Growth
                  Capital Partners, L.L.C.

         4.1      Certificate of Designations - Series A Preferred Stock.

         10.1 Agreement Regarding Certain Closing and Post-Closing Matters dated as of July 28, 1999.

         99.1     Press Release dated July 28, 1999.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             FRAGRANCENET.COM, INC.


Date: August 10, 1999

                             /s/ Jason S. Apfel
                             -------------------------------------
                             Jason S. Apfel
                             President and Chief Executive Officer

                                TELESCENTS, INC.







                         -------------------------------------------------------

                         FINANCIAL STATEMENTS
                         YEARS ENDED MARCH 31, 1999 AND 1998

TELESCENTS, INC.

CONTENTS
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REPORT OF INDEPENDENT ACCOUNTANTS                                            1


FINANCIAL STATEMENTS:

     Balance Sheets                                                          2

     Statements of Operations and Retained Deficit                           3

     Statements of Cash Flows                                                4

     Notes to Financial Statements                                         5 - 7

REPORT OF INDEPENDENT ACCOUNTANTS





Stockholders
Telescents, Inc.
Deer Park, New York


We have audited the accompanying balance sheets of Telescents, Inc. as of March 31, 1999 and 1998, and the related statements of operations and retained deficit and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Telescents, Inc. as of March 31, 1999 and 1998, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

May 19, 1999, except for
Note 5, as to which the
date is July 28, 1999

TELESCENTS, INC.

BALANCE SHEETS

------------------------------------------------------------------------------------------------------

MARCH 31,                                                           1999                1998
------------------------------------------------------------------------------------------------------

ASSETS

CURRENT ASSETS:
     Cash                                                    $           85,095    $          110,902
     Inventory (Note 2)                                                   6,500                    -
     Prepaid expenses                                                       396                 5,769
                                                             ------------------    ------------------

TOTAL CURRENT ASSETS                                                     91,991               116,671

PROPERTY AND EQUIPMENT - NET OF ACCUMULATED
     DEPRECIATION OF $11,541 AND $2,992 (NOTES 2 AND 3)                  28,965                 7,759

INTANGIBLE ASSET - NET OF ACCUMULATED AMORTIZATION
     OF $125 (NOTE 2)                                                     7,375                    -
                                                             ------------------    ------------------

TOTAL ASSETS                                                 $          128,331    $          124,430
                                                             ------------------    ------------------
                                                             ------------------    ------------------


LIABILITIES AND STOCKHOLDERS' EQUITY


CURRENT LIABILITIES:
     Accounts payable and accrued expenses                   $           99,047    $           35,540
     Loans payable - stockholders (Note 4)                               25,000                    -
                                                             ------------------    ------------------

TOTAL LIABILITIES                                                       124,047                35,540
                                                             ------------------    ------------------

STOCKHOLDERS' EQUITY:
     Common stock - no par value;
         200 shares authorized,
         100 shares issued and outstanding                              100,000               100,000
     Retained deficit                                                   (95,716)              (11,110)
                                                             -------------------   ------------------

TOTAL STOCKHOLDERS' EQUITY                                                4,284                88,890
                                                             ------------------    ------------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                   $          128,331    $          124,430
                                                             ------------------    ------------------
                                                             ------------------    ------------------


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

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE STATEMENTS.

TELESCENTS, INC.

STATEMENTS OF OPERATIONS AND RETAINED DEFICIT

---------------------------------------------------------------------------------------------------------------------------

YEARS ENDED MARCH 31,                                                                    1999                1998
---------------------------------------------------------------------------------------------------------------------------

NET SALES                                                                         $          985,982    $          328,017

COST OF GOODS SOLD                                                                           644,665               198,187
                                                                                  ------------------    ------------------

GROSS PROFIT                                                                                 341,317               129,830
                                                                                  ------------------    ------------------


OPERATING EXPENSES:
     Salaries                                                                                121,124                16,375
     Consulting fees (Note 4)                                                                  1,120                19,250
     Payroll taxes                                                                            16,422                 1,944
     Advertising (Note 2)                                                                     57,163                26,460
     Credit card charges                                                                      36,748                12,233
     Shipping and handling charges                                                            64,863                13,749
     Website costs                                                                            29,758                22,418
     Office expense and supplies                                                              38,659                13,397
     Telephone                                                                                18,666                 6,902
     Rent                                                                                      3,400                 2,400
     Insurance                                                                                 4,371                    -
     Professional fees                                                                        13,444                 1,500
     Depreciation and amortization                                                             8,674                 2,992
     Interest expense (Note 4)                                                                   403                    -
     Travel and entertainment                                                                    139                    -
     Other                                                                                    10,589                   940
                                                                                  ------------------    ------------------

     Total Operating Expenses                                                                425,543               140,560
                                                                                  ------------------    ------------------


LOSS BEFORE INCOME TAXES                                                                     (84,226)              (10,730)

PROVISION FOR INCOME TAXES (NOTE 2)                                                              380                   380
                                                                                  ------------------    ------------------

NET LOSS                                                                                     (84,606)              (11,110)

RETAINED DEFICIT - BEGINNING OF YEAR                                                         (11,110)                   -
                                                                                  ------------------    ------------------

RETAINED DEFICIT - END OF YEAR                                                    $          (95,716)   $          (11,110)
                                                                                  ------------------    ------------------
                                                                                  ------------------    ------------------

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

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE STATEMENTS.

TELESCENTS, INC.

STATEMENTS OF CASH FLOWS

---------------------------------------------------------------------------------------------------------------------------

YEARS ENDED MARCH 31,                                                                    1999                1998
---------------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES:
     Net loss                                                                     $          (84,606)   $          (11,110)
                                                                                  ------------------    ------------------

     Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
         Depreciation and amortization                                                         8,674                 2,992
         Decrease (increase) in:
              Inventory                                                                       (6,500)                   -
              Prepaid expenses                                                                 5,373                (5,769)
              Intangible asset                                                                (7,500)                   -
         Increase in accounts payable and accrued expenses                                    63,104                35,540
         Accrued interest on loans payable - stockholders                                        403                    -
                                                                                  ------------------    ------------------

     Total adjustments                                                                        63,554                32,763
                                                                                  ------------------    ------------------

     Net Cash (Used in) Provided by Operating Activities                                     (21,052)               21,653
                                                                                  ------------------    ------------------

CASH FLOWS FROM INVESTING ACTIVITIES -
     Purchases of property and equipment                                                     (29,755)              (10,751)
                                                                                  ------------------    ------------------

     Net Cash Used in Investing Activities                                                   (29,755)              (10,751)
                                                                                  ------------------    ------------------

CASH FLOWS FROM FINANCING ACTIVITIES:
     Proceeds from issuance of stock                                                              -                100,000
     Proceeds - loans payable stockholders                                                    25,000                    -
                                                                                  ------------------    ------------------

     Net Cash Provided by Financing Activities                                                25,000               100,000
                                                                                  ------------------    ------------------

NET (DECREASE) INCREASE IN CASH                                                              (25,807)              110,902

CASH - BEGINNING OF YEAR                                                                     110,902                    -
                                                                                  ------------------    ------------------

CASH - END OF YEAR                                                                $           85,095    $          110,902
                                                                                  ------------------    ------------------
                                                                                  ------------------    ------------------

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
      Cash paid during the year for:
         Income taxes                                                             $              380    $               -
         Interest                                                                                 -                     -


--------------------------------------------------------------------------------


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE STATEMENTS.

TELESCENTS, INC.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.      NATURE OF       Telescents, Inc. (the Company) was incorporated in the
        BUSINESS        State of New York on April 2, 1997. The Company is
                        engaged in the retail sale of brand name fragrances over the internet.

2.      SUMMARY OF      INVENTORY - Inventory, consisting of finished goods, is
        SIGNIFICANT     valued at the lower of cost (first-in, first-out) or
        ACCOUNTING      market. The Company purchases a majority of its products
        POLICIES        from two major vendors. The Company does not have
                        long-term contracts or arrangements with either of its vendors to guarantee the availability of merchandise, particular payment terms or the extension of credit limits. The Company's current vendors may stop selling merchandise to the Company on acceptable terms. However, the Company is confident that in the event of termination of the relationship with its current vendors, the Company would be able to acquire merchandise from other suppliers in a timely and efficient manner and on acceptable terms without a significant disruption to its operations.

                        PROPERTY AND EQUIPMENT - Property and equipment are stated at cost less accumulated depreciation. Depreciation is computed utilizing accelerated methods over the estimated useful lives of the related assets. The estimated useful lives are as follows:

                                  Office equipment                 5 years
                                  Computer software                5 years

                        INTANGIBLE ASSET - Intangible asset, consisting of a purchased trade name is amortized using the straight-line method at a rate adequate to allocate the cost of the applicable asset over its expected useful life of fifteen years.

                        REVENUE RECOGNITION - The Company recognizes revenue from product sales, net of any discounts, when the products are shipped to customers. The Company provides an allowance for sales returns, which has been insignificant, based on historical experience.

                        ADVERTISING COSTS - Advertising costs are expensed as incurred. Advertising costs were $57,163 and $26,460 for the years ended March 31, 1999 and 1998, respectively.

                        INCOME TAXES - Deferred tax provisions are calculated for certain transactions and events because of different treatment under generally accepted accounting principles and currently enacted tax laws. The results of these differences on a cumulative basis, known as temporary differences, together with the tax effect of carryforwards, result in the recognition and measurement of deferred tax assets and liabilities. Valuation allowances are established to reduce deferred tax asset accounts to the amounts that will more likely than not be realized. The Company has a deferred tax asset of approximately $38,258 and $4,444

--------------------------------------------------------------------------------

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                        at March 31, 1999 and 1998, respectively. A valuation
                        allowance in the amount of $38,258, including $33,814 and $4,444 recorded for the years ended March 31, 1999 and 1998, respectively, has been established due to the uncertainty of realizing the deferred tax asset.

                        ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.


3.      PROPERTY AND    Property and equipment consist of the following as of
        EQUIPMENT       March 31, 1999 and 1998:


                                                                        1999           1998
                                                                     ----------     ----------
                        Office equipment                             $   31,936     $    7,561
                        Computer software                                 8,570          3,190
                                                                     ----------     ----------
                                                                         40,506         10,751
                        Less accumulated depreciation                    11,541          2,992
                                                                     ----------     ----------

                                                                     $   28,965     $    7,759
                                                                     ----------     ----------
                                                                     ----------     ----------

4.      RELATED PARTY   LOANS PAYABLE - STOCKHOLDERS - At March 31, 1999 the
        TRANSACTIONS    Company has borrowed funds from its stockholders
                        aggregating $25,000, which are repayable upon demand.
                        All loans due to stockholders bear interest at a rate of 7% per annum. Interest expense relating to these loans was $403 for the year ended March 31, 1999.

                        CONSULTING FEES - During the year ended March 31, 1998 the Company paid $19,500 to an individual related to a stockholder for consulting services. Beginning in February 1998, the individual became an employee of the Company.

                        STOCKHOLDER SERVICES - One of the stockholders, who is not an employee, is involved with the day to day operations of the Company. The stockholder does not receive any compensation for his services.


5.      SUBSEQUENT      During July 1999 the Company merged into a publicly
        EVENT           traded corporation. The corporation has no assets or
                        liabilities other than $500,000 cash. As

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                                                                               6

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                        a result of the merger the shareholders of Telescents
                        received common stock and convertible preferred shares of the public corporation in exchange for their 100 shares of Telescents common stock. Conversion of the preferred shares would give the shareholders of Telescents 90% of the outstanding shares of the publicly traded corporation. At this time the Company believes the transaction will be accounted for as a recapitalization of Telescents and the issuance of stock by Telescents for the net assets of the public corporation.

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